PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

SUMMARY PROSPECTUS

October 31, 2015

Ticker	ILB	NYSE Arca

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at pimcoetfs.com/resources. You can also get this information at no cost by calling 888.400.4ETF (888.400.4383) or by sending an email request to pimcoteam@bfdsmidwest.com. The Fund's prospectus and Statement of Additional Information, both dated October 31, 2015, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated June 30, 2015 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.60%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses(1)	0.07%
Total Annual Fund Operating Expenses(2)	0.67%
[1]

"Other Expenses" reflect interest expense and expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Interest expense results from the Fund's use of certain investments such as reverse repurchase agreements. Interest expense is required to be treated as a Fund expense for accounting purposes and is not payable to Pacific Investment Management Company LLC ("PIMCO"). Any interest expense amount will vary based on the Fund's use of those investments as an investment strategy best suited to seek the objective of the Fund.

[2]	Total Annual Fund Operating Expenses excluding interest expense is 0.61%.

Example. The Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Fund shares, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The effective portfolio duration of this Fund normally varies within two years (plus or minus) of the effective portfolio duration of the securities comprising the PIMCO Global Advantage Inflation-Linked Bond Index® (USD Partially Hedged), as calculated by PIMCO, which as of September 30, 2015, as converted was 8.64 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration, the most common method of calculating duration, takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure effective duration, effective duration for inflation-linked bonds, which are based on real yields, are converted through a conversion factor. The resulting nominal effective duration typically can range from 20% and 90% of the respective real effective duration. All security holdings will be measured in nominal effective duration terms. Similarly, the effective duration of the PIMCO Global Advantage Inflation-Linked Bond Index® (USD Partially Hedged) will be calculated using the same conversion factors.

The Fund primarily invests in debt securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may obtain foreign currency exposure (from non-U.S. dollar denominated securities or currencies) without limitation. The Fund may invest, without limitation, in securities and instruments of foreign (non-U.S.) issuers, including securities and instruments economically tied to emerging market countries. The Fund may enter into foreign currency transactions (such as currency forwards). The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund

PIMCO ETF TRUST | SUMMARY PROSPECTUS

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

New / Small Fund Risk: the risk that a new or smaller Fund's performance may not represent how the Fund is expected to or may perform in the long-term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies

Market Trading Risk: the risk that an active secondary trading market for Fund shares does not continue once developed, that the Fund may not continue to meet a listing exchange's trading or listing requirements, or that Fund shares trade at prices other than the Fund's net asset value

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Certain types of derivatives, such as over-the-counter derivatives, are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Fund's clearing broker or the exchange itself

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular foreign government) than funds that are "diversified"

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.  This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

2	SUMMARY PROSPECTUS | PIMCO ETF TRUST

Summary Prospectus

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, if any, performance would have been lower. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund's primary benchmark index is the Barclays Universal Government Inflation-Linked Bond Index. Effective October 16, 2015, the Fund's secondary benchmark index is the PIMCO Global Advantage Inflation-Linked Bond Index® ("GLADI") (USD Partially Hedged). The secondary benchmark index was selected because it may better optimize the risk/return profile of the Fund as compared to the prior secondary benchmark index. Prior to October 16, 2015, the Fund's secondary benchmark index was an unhedged version of the same GLADI benchmark as described.

The Barclays Universal Government Inflation- Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 23 countries; in order of size, the US, UK, France, Brazil, Italy, Germany, Mexico, Canada, Israel, Japan, Turkey, South Africa, Australia, Sweden, Spain, Chile, New Zealand, South Korea, Argentina, Thailand, Denmark, Poland and Colombia. The index is market capitalization weighted and rebalances monthly.

The PIMCO Global Advantage Inflation-Linked Bond Index® (USD Partially Hedged) represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market.

Performance is updated daily and quarterly and may be obtained at www.pimcoetfs.com/fundinfo.

Calendar Year Total Returns*

*The year-to-date return as of September 30, 2015 is -11.37%. For the periods shown in the bar chart, the highest quarterly return was 5.11% in the Q2 2014, and the lowest quarterly return was -9.03% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/14)

	1 Year	Since Inception (04/30/2012)
Return Before Taxes	-0.86%	-1.40%
Return After Taxes on Distributions(1)	-2.43%	-2.16%
Return After Taxes on Distributions and Sales of Fund Shares(1)	-0.43%	-1.36%
Barclays Universal Government Inflation-Linked Bond Index (reflects no deductions for fees, expenses or taxes)	3.49%	0.93%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Partially Hedged) (reflects no deductions for fees, expenses or taxes)	-7.71%	-0.97%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close) (reflects no deductions for fees, expenses or taxes)	-0.20%	-1.27%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. The Fund's portfolio is managed by Mihir Worah. Mr. Worah is CIO Real Return and Asset Allocation and Managing Director of PIMCO and he has managed the Fund since its inception in April 2012.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund ("ETF"). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than net asset value ("NAV"), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been

October 31, 2015 | SUMMARY PROSPECTUS	3

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

aggregated into blocks of 100,000 shares or multiples thereof ("Creation Units") with certain large institutional investors who have entered into agreements with the Fund's Distributor ("Authorized Participants"). The Fund will issue or redeem Creation Units in return for a basket of cash and/ or securities that the Fund specifies each Business Day.

Tax Information

The Fund's taxable distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary, PIMCO or other related companies may pay the intermediary for the sale of Fund shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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